UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): October 25, 2004

                           BANCSHARES OF FLORIDA, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

        Florida                      333-74997                   59-3535315
        -------                      ---------                   ----------
(State or other jurisdiction    Commission File Number        (I.R.S. Employer
     Of incorporation)                                       Identification No.)

  1185 Immokalee Road, Naples, Florida                                 34110
  ------------------------------------                                 -----
(address of principal executive offices)                             (Zip Code)

                  Registrant's telephone number: (239) 254-2100
                                                 --------------

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. Results of Operation and Financial Condition

      On October 27, 2004, Bancshares of Florida, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended September 30, 2004 and describing a restatement of the loss per share reported in the Company's Form 10-QSB for the quarter ended June 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

ITEM 4.02(a). Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

      On October 25, 2004, after consultation with the Company's Chief Financial Officer, Chief Executive Officer and independent public accountants, the Company's Executive Committee concluded that the loss per share calculation for the quarter ended June 30, 2004 contained in the Company's Form 10-QSB for that quarter should no longer be relied upon. The Company has today filed with the Securities Exchange Commission, a Form 10-QSB/A for the quarter ended June 30, 2004 containing the correct loss per share amount.

      In the original Form 10-QSB for the quarter ended June 30, 2004, the Company did not properly account for the dividends-in-kind paid on the Company's Series A Preferred Stock in calculating the loss per share. In the Form 10-QSB/A filed today, the loss per share has been recalculated to properly deduct the dividends-in-kind paid on the Series A Preferred Stock.

ITEM 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is being furnished with this Report:

99.1  Press Release (solely furnished and not filed for purposes of Item 9.01).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Bancshares of Florida, Inc.
                                                         (Registrant)

Date: October 26, 2004

                                                /s/ David G. Wallace
                                                --------------------------------
                                                David G. Wallace
                                                Executive Vice President and
                                                Chief Financial Officer